UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2015

GFI GROUP INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34897	80-0006224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Water Street, New York, NY 10041

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 968-4100

(Former name or former address, if changed since last report)

(Explanatory Note: Since June 1, 2015, the registrant has been a voluntary filer not subject to the filing requirements of Section 13 or 15(d) of the Exchange Act of 1934. As a voluntary filer, the registrant filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant would have been required to file such reports) as if it were subject to such filing requirements.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On December 11, 2015, GFINet, Inc. (“GFIN”) and GFI TP Holdings Pte Ltd. (together with GFIN, the “Sellers,”) completed the sale (the “Transaction”) of all of the equity interests in the entities that make up the Trayport business to Intercontinental Exchange, Inc. (“ICE”). The Transaction occurred pursuant to a Stock Purchase Agreement, dated as of November 15, 2015, by and among the Sellers, ICE and, for certain purposes, BGC Partners, Inc. (“BGC”) and GFI Group Inc. (“GFI”). At the closing, the Sellers received 2,527,658 shares of ICE common stock.

BGC owns approximately 67% of GFI’s common stock and currently consolidates the financial statements of GFI.

On December 11, 2015, BGC and GFI issued a joint press release announcing the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Discussion of Forward-Looking Statements by BGC Partners

Statements in the attached press release GFI’s business and the Trayport sale that are not historical facts are “forward-looking statements” that involve risks and uncertainties, including the expected impact to GFI of the Trayport sale and the and any disposition of shares of ICE common stock received in connection with the transaction. Except as required by law, GFI undertakes no obligation to release any revisions to any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see GFI’s Securities and Exchange Commission filings, including, but not limited to, the risk factors set forth in their respective public filings, including their most recent Forms 10-K and any updates to such risk factors contained in subsequent Forms 10-Q or Forms 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint BGC Partners, Inc. and GFI Group Inc. Press Release, dated December 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2015	BGC PARTNERS, INC.

	By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman and Chief Executive Officer

[Signature page to 8-K regarding the Trayport closing.]